UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 23, 2006
                                                         ----------------
                               OC Financial, Inc.
             (Exact Name of Registrant as Specified in its Charter)

       Maryland                         000-51209                20-2111183
-----------------------------      ---------------------       --------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


6033 Perimeter Drive, Dublin, Ohio                                  43017
----------------------------------                                  -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (800) 687-6228
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
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(c) On January 23, 2006,  Danny E. Hosler was appointed Vice President and Chief
Financial Officer of OC Financial, Inc. and its wholly owned subsidiary, Ohio Central Savings.

     During the past five years, Mr. Hosler was Chief Financial Officer and then later Vice President, Compliance Officer and Loan Operations Manager of United Midwest Savings Bank, DeGraff, Ohio. In these positions, Mr. Hosler was responsible for overseeing the financial reporting by the bank along with managing loan operations and regulatory compliance. Mr. Hosler has seventeen years of experience in accounting, financial services and compliance.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 OC FINANCIAL, INC.



DATE: January 26, 2006       By: /s/ Robert W. Hughes
                                ----------------------------------------------
                                 Robert W. Hughes
                                 Chairman, President and Chief Executive Officer